UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-5565

DWS Mutual Funds, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/09

ITEM 1.           REPORT TO STOCKHOLDERS

  OCTOBER 31, 2009

Annual Report to Shareholders

DWS Gold & Precious Metals Fund

Contents

4 Performance Summary

7 Information About Your Fund's Expenses

9 Portfolio Management Review

15 Portfolio Summary

16 Consolidated Investment Portfolio

20 Consolidated Financial Statements

24 Consolidated Financial Highlights

29 Notes to Consolidated Financial Statements

39 Report of Independent Registered Public Accounting Firm

40 Tax Information

41 Investment Management Agreement Approval

46 Summary of Management Fee Evaluation by Independent Fee Consultant

51 Board Members and Officers

55 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund is non-diversified and can take larger positions in fewer companies, increasing its overall potential risk. Because the fund concentrates its investments in securities related to gold and other precious metals, market price movements, regulatory changes and economic conditions as well as adverse political and financial factors will have a significant impact on the fund's performance. Investments in foreign securities markets are subject to additional risks including currency fluctuations, greater price volatility and less liquidity than US markets. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary October 31, 2009

Average Annual Total Returns as of 10/31/09
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	95.57%	4.98%	10.13%	17.77%
Class B	94.16%	4.19%	9.30%	16.86%
Class C	94.25%	4.23%	9.34%	16.89%
Adjusted for the Maximum Sales Charge
Class A (max 5.75% load)	84.33%	2.92%	8.83%	17.08%
Class B (max 4.00% CDSC)	91.16%	3.73%	9.18%	16.86%
Class C (max 1.00% CDSC)	94.25%	4.23%	9.34%	16.89%
No Sales Charges					Life of Institutional Class*
Class S	96.03%	5.23%	10.40%	18.04%	N/A
Institutional Class	96.25%	N/A	N/A	N/A	-19.21%
S&P 500® Index+	9.80%	-7.02%	0.33%	-0.95%	-11.82%
S&P®/Citigroup Gold & Precious Metals Index++	98.20%	3.34%	10.70%	13.55%	-17.16%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Institutional Class commenced operations on March 3, 2008. Index returns began on February 29, 2008.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. Investors should not expect that such favorable returns can be consistently achieve. A fund's performance, especially for very short time periods, should not be the sole factor in making your investment decision.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated March 1, 2009 are 1.40%, 2.15%, 2.12%, 1.17% and 1.03% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class A, B and C shares for the period prior to their inception June 25, 2001 are derived from the historical performance of Class S shares of DWS Gold & Precious Metals Fund during such period and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Gold & Precious Metals Fund — Class A [] S&P 500 Index+ [] S&P/Citigroup Gold & Precious Metals Index++

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

++ The S&P/Citigroup Gold & Precious Metals Index is an unmanaged index that represents the precious metals' industry component of the S&P/Citigroup Global Equity family of indices, which include more than 7,000 companies in more than 50 countries.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value: 10/31/09	$ 17.61	$ 17.21	$ 17.18	$ 17.69	$ 17.73
10/31/08	$ 9.42	$ 9.28	$ 9.26	$ 9.44	$ 9.45
Distribution Information: Twelve Months as of 10/31/09: Capital Gain Distributions	$ .57	$ .57	$ .57	$ .57	$ .57
Lipper Rankings — Gold Oriented Funds Category as of 10/31/09
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	59	of	70	84
3-Year	41	of	54	75
5-Year	41	of	50	81
Class B 1-Year	61	of	70	86
3-Year	45	of	54	82
5-Year	44	of	50	87
Class C 1-Year	60	of	70	85
3-Year	44	of	54	80
5-Year	43	of	50	85
Class S 1-Year	58	of	70	82
3-Year	39	of	54	71
5-Year	40	of	50	79
10-Year	9	of	29	30
Institutional Class 1-Year	57	of	70	81

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class A, B, C and S shares limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2009 to October 31, 2009).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2009
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/09	$ 1,279.80	$ 1,274.80	$ 1,275.40	$ 1,281.00	$ 1,282.00
Expenses Paid per $1,000*	$ 8.10	$ 12.33	$ 12.27	$ 6.61	$ 5.92
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/09	$ 1,018.10	$ 1,014.37	$ 1,014.42	$ 1,019.41	$ 1,020.01
Expenses Paid per $1,000*	$ 7.17	$ 10.92	$ 10.87	$ 5.85	$ 5.24

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Gold & Precious Metals Fund	1.41%	2.15%	2.14%	1.15%	1.03%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Gold & Precious Metals Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Gold & Precious Metals Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Pierre Martin, CFA
Manuel Tenekedshijew
Stephan Werner

Portfolio Managers

Market Overview and Fund Performance

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

The past year brought an ideal environment for gold and gold stocks, propelling the S&P/Citigroup Gold & Precious Metals Index to a gain of 98.20%.1 The Class A shares of the fund produced a stellar total return of 95.57%, but nonetheless lagged the 103.21% average return of the funds in the Lipper peer group, Gold Oriented Funds.2 The fund's three-year Class A shares average annualized total return is 4.98%, ahead of the 3.34% return of the S&P/Citigroup Gold & Precious Metals Index. The fund outpaced the 9.80% return of the broader US equity market, as measured by the Standard & Poor's 500® (S&P 500) Index.3 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 6 for the performance of other share classes and for more complete performance information.)

Gold bullion rose 44.3% during the past fiscal year. The rally began in the first half of the annual period, during which the metal benefited from its status as a "safe haven" amid investors' flight to quality. Gold initially lost ground during the panic-driven market environment of autumn 2008, touching its low for the year in mid-November at $712/ounce. In comparison, stock prices did not reach their low until nearly four months later. Gold bounced back to close 2008 at $882/ounce, then rose steadily through the first quarter even as other asset classes remained very weak, approaching $1000/ounce just before the March low in equities and other higher-risk investments.

The gold price spent the next six months (March-August) trading sideways within a broad range, as bullion took a backseat to the tremendous rally in the global equity markets. Gold regained its strength during the final two months of the period, during which it rose approximately 10% and finally surpassed the $1,000/ounce barrier to close the fund's fiscal year at $1,045/ounce. This strong upturn was fueled by concerns that the massive stimulus packages enacted by the world's governments were flooding the world with paper money, which increased gold's attractiveness as a store of value. This concern over the possibility of inflation was further fueled by the US Federal Reserve Board's (the Fed's) zero interest rate policy and other quantitative easing measures being enacted by the world's central banks.

Silver and platinum also performed well — gaining 65% and 61%, respectively — and outperformed the price of gold during the fund's fiscal year. Both metals have industrial applications, meaning that they were more exposed to the economic downturn than gold and had therefore underperformed bullion by a wide margin during the previous fiscal period. Investors took the opportunity to buy both metals once signs of a recovery appeared more imminent, driving their prices sharply higher.

The positive environment for gold, along with the strong performance of stocks in general, boosted shares of gold-related equities. The best performance generally came from the smallest, most speculative stocks within the asset class, which rallied significantly from March onward as investors chased the companies most leveraged to the price of gold and other precious metals. Gold and precious metal stocks were also boosted by the fact that even as gold rose throughout the period, the prices of oil, natural gas and diesel fuel remained well below their highs of mid-2008. Since fuel makes up a substantial portion of miners' input costs, the divergence between the price of gold and oil led to a strong rise in the industry's profit margins. Given that gold stocks were trading at very cheap levels coming into this year, the improvement in margins provided a tremendous lift to the sector's performance.

Positive Contributors to Fund Performance

A significant boost came from our holdings in stocks domiciled outside of the United States. Since foreign shares are denominated in local currencies, a gain in the value of these currencies relative to the dollar increases the value of the investment when it is measured in US dollar terms. The US dollar was extremely weak during the past year, meaning that our holdings in countries such as Australia and Canada — where currencies were particularly strong against the greenback — was a positive for the fund's return. This contributed to the fund's substantial outperformance relative to the 9.80% return of the S&P 500 index.

Strong performance also came from our positions in smaller gold companies that are expanding their operations. For example, IAMGOLD Corp. — which operates primarily in West Africa and Canada — purchased a new property that greatly improved its production profile. Eldorado Gold Corp. also opened new mines through acquisition.

Other notable winners in the fund were Kinross Gold Corp.; Goldcorp Inc., which was a large overweight in the portfolio; and Barrick Gold Corp., the world's largest gold producer.4

Negative Contributors to Fund Performance

The primary reason for the fund's underperformance was that it was defensively positioned via an emphasis on the major producers over the smaller, more speculative stocks in the asset class. As of October 31, 2009, the fund held 84% of its assets in large- and mid-cap stocks and 10% in small caps. While this approach kept the fund from delivering a better comparable return in the short term, we believe it is an appropriate positioning given the gains that small and mid-sized gold stocks have already generated during 2009.

Other factors that worked to dampen the fund's performance were its positions in bullion and cash, which stood at 1% and 6% of assets, respectively, at the end of the period. Although cash weighed on returns in the short term, we believe it is prudent to keep some powder dry in case we have the opportunity to take advantage of more attractive prices in the months ahead. The bullion weighting represents a relatively small position given that we can invest up to a third of the fund's assets in physical gold. We believe this threshold gives us the flexibility to attempt to preserve capital by taking a more defensive posture when market conditions become less favorable.

The fund's positions in platinum- and palladium-related stocks also underperformed due to the smaller gains for these metals in the beginning of the period. While our holdings in stocks such as Aquarius Platinum Ltd. performed very well on an absolute basis, they failed to keep up with the stellar return of gold stocks.

Outlook and Positioning

We are approaching the market with caution given that gold stocks delivered close to a triple-digit return during the past year. Three factors provide the basis for this thinking. First, we see investors' near-term concerns about inflation as being exaggerated. While we agree that inflation is a longer-term threat, there is no evidence to suggest that it is likely to be a problem in the immediate future. Second, worldwide demand for jewelry remains soft amid the environment of sluggish economic growth. And third, there is an extremely high level of speculation in the market. This speculative activity has helped boost the prices of gold stocks in recent months, but we are wary about the impact of "hot money" in the asset class. For these reasons, we are retaining our defensive positioning and modest cash weighting.

While we are maintaining this careful approach in the short term, we retain a positive long-term outlook for gold and gold stocks. We believe the decline in the dollar is not a short-term phenomenon, but rather a longer-term structural trend that should provide a solid underpinning for physical assets in the years ahead. At the same time, inflation is currently on the low end of its historical range. In the United States, for example, the consumer price index (CPI) has actually decreased slightly in the past 12 months. We believe this leaves room for inflation to climb once the economy begins to pick up and employment and capacity utilization return to more normalized levels. Central bank purchases also represent a source of potential support for the price of gold. While in the past central banks were net sellers of gold, they have now become net buyers as they seek to diversify their reserves out of US dollars and other fiat currencies. India, for example, held as much as 20% of its reserves in gold during the 1980s. Today, that number has fallen to the 2%-3% range. Even a slight increase from this level would represent an important source of support given the relative scarcity of gold.

We also see positive factors that could provide support to mining stocks. The first is expanding profit margins. Even though fuel prices rose in the latter part of the period, the continued rise in the price of gold has enabled mining companies to generate strong earnings results. Merger and acquisition (M&A) activity represents another potential catalyst for performance. While M&A shut down in late 2008 and early 2009 due to the freezing of the capital markets, we began to see a revival of activity during the autumn. Improving market conditions have also allowed mining companies to raise capital, providing them with the ammunition to hunt for acquisitions. Given that gold is becoming increasingly difficult to mine, acquisitions will be an important source of growth for larger producers in the years ahead.

In this environment, we are maintaining a disciplined, value-oriented approach to managing the fund. We evaluate stocks based on their market value relative to their net asset value (NAV), i.e., the present value of their total future production. We will take the closest look at those trading at less than 1.5 times NAV, since we believe stocks in this range are more likely to represent an attractive value. At the same time, we are willing to purchase shares over this threshold when a stock offers better-than- average growth prospects. We believe this diversified, actively managed approach, along with our ability to make substantial adjustments to the fund's weighting in physical gold, will enable us to take full advantage of the opportunities in this dynamic asset class.

1 The S&P/Citigroup Gold & Precious Metals Index is an unmanaged index that represents the precious metals industry component of the S&P/Citigroup Global Equity family of indices, which include more than 7,000 companies in more than 50 countries. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

2 The Lipper Gold Oriented Funds category represents funds that invest primarily in shares of gold mines, gold-oriented finance houses, gold coins or bullions. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.

3 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

4 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Portfolio Summary

Asset Allocation (As a % of the Consolidated Investment Portfolio excluding Securities Lending Collateral)	10/31/09	10/31/08

Common Stocks and Warrants	92%	85%
Cash Equivalents	6%	5%
Commodities	1%	—
Exchange-Traded Funds	1%	10%
	100%	100%
Quality Distribution (As a % of Common Stocks)	10/31/09	10/31/08

Group breakdown of the Fund's common stocks Group I: Premier producing companies	49%	62%
Group II: Major established producers	36%	20%
Group III: Junior producers with medium cost production	8%	11%
Group IV: Companies with some production on stream or in start-up	3%	4%
Group V: Primarily exploration companies with or without mineral resources	4%	3%
	100%	100%
Ten Largest Equity Holdings at October 31, 2009 (59.4% of Net Assets)

1. Barrick Gold Corp.	11.6%
2. Newmont Mining Corp.	9.3%
3. Kinross Gold Corp.	7.2%
4. Goldcorp, Inc.	6.8%
5. AngloGold Ashanti Ltd.	4.5%
6. IAMGOLD Corp.	4.3%
7. Newcrest Mining Ltd.	4.3%
8. Lihir Gold Ltd.	4.1%
9. Randgold Resources Ltd.	3.7%
10. Eldorado Gold Corp.	3.6%

Asset allocation, quality distribution and consolidated portfolio holdings are subject to change.

For more complete details about the Fund's consolidated investment portfolio, see page 16. A quarterly Fact Sheet is available upon request. A complete list of the Fund's consolidated portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of consolidated portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete Consolidated portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Consolidated Investment Portfolio
as of October 31, 2009

	Shares	Value ($)

Common Stocks and Warrants 92.0%
Australia 9.4%
Andean Resources Ltd.*	2,833,453	5,539,189
Kingsgate Consolidated Ltd.	1,028,051	6,940,837
Mineral Deposits Ltd.*	6,307,000	5,388,700
Newcrest Mining Ltd.	821,092	23,362,476
Regis Resources Ltd.*	5,095,590	2,345,526
Sino Gold Mining Ltd.*	987,347	5,746,157
St. Barbara Ltd.*	2,016,000	531,924
Sylvania Resources Ltd.*	1,657,975	1,348,997
(Cost $38,285,749)		51,203,806
Bermuda 0.8%
Aquarius Platinum Ltd.* (a) (Cost $8,421,740)	984,996	4,166,905
Canada 49.9%
Agnico-Eagle Mines Ltd.	318,982	17,075,107
Alamos Gold, Inc.* (b)	155,242	1,239,583
Anatolia Minerals Development Ltd.*	1,510,259	2,986,881
Barrick Gold Corp.	1,748,182	62,944,569
Bear Creek Mining Corp.*	1,060,470	3,567,405
Detour Gold Corp.*	173,200	2,136,888
Eldorado Gold Corp.*	1,764,044	19,661,172
European Goldfields Ltd.* (c)	693,527	3,909,722
Exeter Resource Corp.* (d)	430,000	2,312,832
Franco-Nevada Corp.	213,145	5,298,831
Gammon Gold, Inc.*	443,870	3,605,764
Goldcorp, Inc.	1,008,506	37,080,983
Great Basin Gold Ltd.* (e)	686,335	1,008,523
Guyana Goldfields, Inc.* (f)	512,641	2,648,365
IAMGOLD Corp.	1,771,913	23,498,869
Kinross Gold Corp.	2,092,113	38,862,780
Kinross Gold Corp. (Warrants) Expiration Date 9/3/2013*	134,683	480,455
Lake Shore Gold Corp.*	400,000	1,281,800
Pan American Silver Corp.* (g)	158,368	3,350,163
Red Back Mining, Inc.* (a)	748,052	9,692,425
Romarco Minerals, Inc.* (e) (h)	2,716,500	3,012,615
Sandstorm Resources Ltd.*	4,095,800	1,438,854
Sandstorm Resources Ltd. (Warrants) Expiration Date 4/23/2014*	2,047,900	378,522
Silver Wheaton Corp.*	798,097	9,960,251
Yamana Gold, Inc.	1,349,125	14,367,283
(Cost $228,156,626)		271,800,642
Channel Islands 3.6%
Randgold Resources Ltd. (ADR) (a) (Cost $11,287,155)	297,901	19,872,976
China 1.8%
Zijin Mining Group Co., Ltd. "H" (Cost $6,442,876)	10,000,000	9,638,694
Papua New Guinea 4.1%
Lihir Gold Ltd.* (Cost $18,665,060)	8,208,947	22,372,341
Peru 2.6%
Compania de Minas Buenaventura SA (ADR) (e) (Cost $10,079,373)	415,682	13,954,445
South Africa 10.5%
AngloGold Ashanti Ltd.	579,358	21,669,836
AngloGold Ashanti Ltd. (ADR) (e)	81,655	3,065,329
Gold Fields Ltd.	727,300	9,291,410
Harmony Gold Mining Co., Ltd.	432,700	4,314,398
Impala Platinum Holdings Ltd. (ADR)	863,450	18,995,900
(Cost $61,860,011)		57,336,873
United States 9.3%
Newmont Mining Corp. (e) (Cost $51,016,005)	1,167,200	50,726,512
Total Common Stocks and Warrants (Cost $434,214,595)		501,073,194

Exchange-Traded Fund 0.9%
SPDR Gold Trust* (Cost $4,090,793)	45,000	4,612,500
	Troy Ounces	Value ($)

Commodities 1.0%
Gold Bullion* (Cost $4,255,879)	5,171	5,405,950
	Shares	Value ($)

Securities Lending Collateral 6.3%
Daily Assets Fund Institutional, 0.27% (i) (j) (Cost $34,561,963)	34,561,963	34,561,963

Cash Equivalents 6.1%
Central Cash Management Fund, 0.19% (i) (Cost $33,312,583)	33,312,583	33,312,583
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $510,435,813)+	106.3	578,966,190
Other Assets and Liabilities, Net	(6.3)	(34,143,110)
Net Assets	100.0	544,823,080

* Non-income producing security.

+ The cost for federal income tax purposes was $533,126,454. At October 31, 2009, net unrealized appreciation for all securities based on tax cost was $45,839,736. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $93,967,339 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $48,127,603.

(a) Security is listed in country of domicile. Significant business activities of company are in Africa.

(b) Security is listed in country of domicile. Significant business activities of company are in Mexico.

(c) Security is listed in country of domicile. Significant business activities of company are in Europe.

(d) Security is listed in country of domicile. Significant business activities of company are in Latin America.

(e) All or a portion of these securities were on loan (see Notes to Consolidated Financial Statements). The value of all securities loaned at October 31, 2009 amounted to $33,779,809, which is 6.2% of net assets.

(f) Security is listed in country of domicile. Significant business activities of company are in Guyana.

(g) Security is listed in country of domicile. Significant business activities of company are in Peru and Mexico.

(h) Security is listed in country of domicile. Significant business activities of company are in Mexico and the United States.

(i) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(j) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

SPDR: Standard & Poor's Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2009 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Consolidated Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stock and/or Other Equity Investments
Australia	$ 1,397,348	$ 49,806,458	$ —	$ 51,203,806
Bermuda	—	4,166,905	—	4,166,905
Canada	271,800,642	—	—	271,800,642
Channel Islands	19,872,976	—	—	19,872,976
China	—	9,638,694	—	9,638,694
Papua New Guinea	—	22,372,341	—	22,372,341
Peru	13,954,445	—	—	13,954,445
South Africa	22,061,229	35,275,644	—	57,336,873
United States	50,726,512	—	—	50,726,512
Exchange-Traded Fund	4,612,500	—	—	4,612,500
Commodities	5,405,950	—	—	5,405,950
Short-Term Investments (k)	67,874,546	—	—	67,874,546
Total	$ 457,706,148	$ 121,260,042	$ —	$ 578,966,190

(k) See Consolidated Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities as of October 31, 2009
Assets
Investments: Investments in securities, at value (cost $442,561,267) — including $33,779,809 of securities loaned	$ 511,091,644
Investment in Daily Asset Fund Institutional (cost $34,561,963)*	34,561,963
Investment in Central Cash Management Fund (cost $33,312,583)	33,312,583
Total investments in securities, at value (cost $510,435,813)	578,966,190
Foreign currency, at value (cost $1,128,069)	1,155,368
Receivable for Fund shares sold	1,691,357
Interest receivable	11,020
Other assets	40,099
Total assets	581,864,034
Liabilities
Payable upon securities loaned	34,561,963
Payable for Fund shares redeemed	1,426,627
Accrued management fee	405,092
Other accrued expenses and payables	647,272
Total liabilities	37,040,954
Net assets, at value	$ 544,823,080
Net Assets Consist of
Distributions in excess of net investment income	(793,807)
Net unrealized appreciation (depreciation) on: Investments	68,530,377
Foreign currency	27,299
Accumulated net realized gain (loss)	(31,733,550)
Paid-in capital	508,792,761
Net assets, at value	$ 544,823,080

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Assets and Liabilities as of October 31, 2009 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($148,926,187 ÷ 8,454,511 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 17.61
Maximum offering price per share (100 ÷ 94.25 of $17.61)	$ 18.68

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($29,242,246 ÷ 1,698,776 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)

$ 17.21

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($69,682,935 ÷ 4,056,853 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)

$ 17.18
Class S Net Asset Value, offering and redemption price(a) per share ($270,475,789 ÷ 15,286,585 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 17.69
Institutional Class Net Asset Value, offering and redemption price(a) per share ($26,495,923 ÷ 1,494,204 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 17.73

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Operations for the year ended October 31, 2009
Investment Income
Income: Dividends (net of foreign taxes withheld of $229,657)	$ 2,606,409
Income distributions — affiliated cash management vehicles	111,895
Interest	55,529
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	34,045
Total Income	2,807,878
Expenses: Management fee	4,066,904
Distribution and service fees	1,268,012
Services to shareholders	863,388
Administration fee	488,419
Reports to shareholders	102,542
Professional fees	248,790
Custodian fee	75,251
Registration fees	117,918
Directors' fees and expenses	10,306
Other	55,969
Total expenses, before expense reductions	7,297,499
Expense reductions	(334,910)
Total expenses, after expense reductions	6,962,589
Net investment income (loss)	(4,154,711)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(20,284,307)
Foreign currency	821,180
Payments by affiliates (see Note G)	16,482
(19,446,645)
Change in net unrealized appreciation (depreciation) on: Investments	314,760,311
Foreign currency	58,662
314,818,973
Net gain (loss)	295,372,328
Net increase (decrease) in net assets resulting from operations	$ 291,217,617

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2009	2008
Operations: Net investment income (loss)	$ (4,154,711)	$ (3,750,248)
Net realized gain (loss)	(19,446,645)	31,679,473
Change in net unrealized appreciation (depreciation)	314,818,973	(527,704,884)
Net increase (decrease) in net assets resulting from operations	291,217,617	(499,775,659)
Distributions to shareholders: From net investment income: Class A	—	(7,895,800)
Class B	—	(1,475,503)
Class C	—	(3,178,637)
Class S	—	(13,721,629)
Net realized gains: Class A	(5,267,411)	(29,598,050)
Class B	(1,148,829)	(7,011,568)
Class C	(2,594,231)	(14,925,990)
Class S	(9,021,470)	(48,376,823)
Institutional Class	(846,290)	—
Total distributions	(18,878,231)	(126,184,000)
Fund share transactions: Proceeds from shares sold	137,331,130	289,623,918
Reinvestment of distributions	17,036,935	113,538,399
Cost of shares redeemed	(203,385,135)	(301,092,573)
Redemption fees	25,807	82,501
Net increase (decrease) in net assets from Fund share transactions	(48,991,263)	102,152,245
Increase (decrease) in net assets	223,348,123	(523,807,414)
Net assets at beginning of period	321,474,957	845,282,371
Net assets at end of period (including distributions in excess of net investment income of $793,807 and $5,811,738, respectively)	$ 544,823,080	$ 321,474,957

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Financial Highlights

Class A Years Ended October 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 9.42	$ 28.08	$ 23.21	$ 16.97	$ 19.53
Income (loss) from investment operations: Net investment income (loss)[a]	(0.13)	(.10)	(.08)	(.12)[d]	(.17)
Net realized and unrealized gain (loss)	8.89	(14.39)	9.19	7.75	(.73)
Total from investment operations	8.76	(14.49)	9.11	7.63	(.90)
Less distributions from: Net investment income	—	(.88)	(.26)	(.30)	—
Net realized gains	(.57)	(3.29)	(3.98)	(1.09)	(1.66)
Total distributions	(.57)	(4.17)	(4.24)	(1.39)	(1.66)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 17.61	$ 9.42	$ 28.08	$ 23.21	$ 16.97
Total Return (%)[b]	95.57[c]	(59.67)[c,e]	46.68	46.79[d]	(4.62)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	149	93	252	191	133
Ratio of expenses before expense reductions (%)	1.53	1.45	1.49	1.55	1.62
Ratio of expenses after expense reductions (%)	1.42	1.44	1.49	1.55	1.62
Ratio of net investment income (loss) (%)	(.84)	(.48)	(.39)	(.53)[d]	(.99)
Portfolio turnover rate (%)	55	79	52	69	53

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Includes non-recurring income from the Advisor recorded as a result of and administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.03%. Excluding this non-recurring income, total return would have been 0.04% lower.

[e] Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as a result of certain operation errors during the period. Excluding this reimbursement, total return would have been (59.75)%.

* Amount is less than $.005.

Class B Years Ended October 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 9.28	$ 27.70	$ 22.91	$ 16.77	$ 19.45
Income (loss) from investment operations: Net investment income (loss)[a]	(.23)	(.26)	(.24)	(.29)[d]	(.29)
Net realized and unrealized gain (loss)	8.73	(14.18)	9.08	7.68	(.73)
Total from investment operations	8.50	(14.44)	8.84	7.39	(1.02)
Less distributions from: Net investment income	—	(.69)	(.07)	(.16)	—
Net realized gains	(.57)	(3.29)	(3.98)	(1.09)	(1.66)
Total distributions	(.57)	(3.98)	(4.05)	(1.25)	(1.66)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 17.21	$ 9.28	$ 27.70	$ 22.91	$ 16.77
Total Return (%)[b]	94.16[c]	(59.97)[c,e]	45.53	45.67[c,d]	(5.30)[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	29	19	60	46	32
Ratio of expenses before expense reductions (%)	2.29	2.20	2.24	2.34	2.41
Ratio of expenses after expense reductions (%)	2.16	2.19	2.24	2.33	2.36
Ratio of net investment income (loss) (%)	(1.58)	(1.23)	(1.14)	(1.31)[d]	(1.73)
Portfolio turnover rate (%)	55	79	52	69	53

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.03%. Excluding this non-recurring income, total return would have been 0.04% lower.

[e] Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as a result of certain operation errors during the period. Excluding this reimbursement, total return would have been (60.05)%.

* Amount is less than $.005.

Class C Years Ended October 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 9.26	$ 27.66	$ 22.88	$ 16.75	$ 19.42
Income (loss) from investment operations: Net investment income (loss)[a]	(.23)	(.25)	(.24)	(.28)[d]	(.28)
Net realized and unrealized gain (loss)	8.72	(14.16)	9.08	7.66	(.73)
Total from investment operations	8.49	(14.41)	8.84	7.38	(1.01)
Less distributions from: Net investment income	—	(.70)	(.08)	(.16)	—
Net realized gains	(.57)	(3.29)	(3.98)	(1.09)	(1.66)
Total distributions	(.57)	(3.99)	(4.06)	(1.25)	(1.66)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 17.18	$ 9.26	$ 27.66	$ 22.88	$ 16.75
Total Return (%)[b]	94.25[c]	(59.96)[c,e]	45.57	45.71[d]	(5.26)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	70	44	130	100	76
Ratio of expenses before expense reductions (%)	2.23	2.17	2.20	2.29	2.33
Ratio of expenses after expense reductions (%)	2.16	2.17	2.20	2.29	2.33
Ratio of net investment income (loss) (%)	(1.58)	(1.21)	(1.10)	(1.27)[d]	(1.70)
Portfolio turnover rate (%)	55	79	52	69	53

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.03%. Excluding this non-recurring income, total return would have been 0.04% lower.

[e] Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as a result of certain operation errors during the period. Excluding this reimbursement, total return would have been (60.04)%.

* Amount is less than $.005.

Class S Years Ended October 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 9.44	$ 28.13	$ 23.26	$ 17.01	$ 19.52
Income (loss) from investment operations: Net investment income (loss)[a]	(.09)	(.05)	(.04)	(.06)[c]	(.13)
Net realized and unrealized gain (loss)	8.91	(14.42)	9.21	7.76	(.72)
Total from investment operations	8.82	(14.47)	9.17	7.70	(.85)
Less distributions from: Net investment income	—	(.93)	(.32)	(.36)	—
Net realized gains	(.57)	(3.29)	(3.98)	(1.09)	(1.66)
Total distributions	(.57)	(4.22)	(4.30)	(1.45)	(1.66)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 17.69	$ 9.44	$ 28.13	$ 23.26	$ 17.01
Total Return (%)	96.03[b]	(59.56)[b,d]	47.01	47.12[c]	(4.34)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	270	149	403	303	215
Ratio of expenses before expense reductions (%)	1.21	1.22	1.26	1.29	1.37
Ratio of expenses after expense reductions (%)	1.17	1.20	1.26	1.29	1.37
Ratio of net investment income (loss) (%)	(.59)	(.24)	(.16)	(.27)[c]	(.74)
Portfolio turnover rate (%)	55	79	52	69	53

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.03%. Excluding this non-recurring income, total return would have been 0.04% lower.

[d] Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as a result of certain operation errors during the period. Excluding this reimbursement, total return would have been (59.64)%.

* Amount is less than $.005.

Institutional Class Years Ended October 31,	2009	2008[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.45	$ 26.39
Income (loss) from investment operations: Net investment income (loss)[b]	(.07)	.08
Net realized and unrealized gain (loss)	8.92	(17.02)
Total from investment operations	8.85	(16.94)
Less distributions from: Net realized gains	(.57)	—
Redemption fees	.00***	.00***
Net asset value, end of period	$ 17.73	$ 9.45
Total Return (%)	96.25	(64.19)c,d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	26	15
Ratio of expenses (%)	1.07	1.08*
Ratio of net investment income (loss) (%)	(.49)	.63*
Portfolio turnover rate (%)	55	79

[a] For the period from March 3, 2008 (commencement of sales of Institutional Class shares) to October 31, 2008.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as a result of certain operation errors during the period. Excluding this reimbursement, total return would have been (64.27)%.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Consolidated Financial Statements

A. Organization and Significant Accounting Policies

DWS Gold & Precious Metals Fund (the "Fund") is a non-diversified series of DWS Mutual Funds, Inc. (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its consolidated financial statements.

Principles of Consolidation. The Fund intends to gain exposure to the commodities markets by investing a portion of its assets in a wholly owned subsidiary, DWS Cayman Precious Metals Fund, organized under the laws of the Cayman Islands (the "Subsidiary"). Among other investments, the Subsidiary may invest in gold coin and bullion and other precious metals and commodity-linked derivative instruments, such as swaps, futures and exchange traded funds. The Subsidiary may also invest in debt securities, some of which are intended to serve as margin or collateral for the Subsidiary's derivatives positions. As of October 31, 2009, the Fund held $4,982,112 in the Subsidiary, representing 0.9% of the Fund's net assets. The Fund's Investment Portfolio has been consolidated and includes the accounts of the Fund and the Subsidiary.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities, exchange traded funds ("ETFs") and commodities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security, ETF or commodity is traded most extensively. Securities, ETFs and commodities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which they trade. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Consolidated Investment Portfolio.

Securities Lending. The Fund may lend securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At October 31, 2009, the Fund had a net tax basis capital loss carryforward of approximately $18,921,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2017, the expiration date, whichever occurs first.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2009 and has determined that no provision for income tax is required in the Fund's consolidated financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in passive foreign investment companies, net investment losses incurred by the Fund and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2009, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 9,084,473
Capital loss carryforwards	$ (18,921,000)
Net unrealized appreciation (depreciation) on investments	$ 45,839,736

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2009	2008
Distributions from ordinary income*	$ 15,915	$ 33,844,823
Distributions from long-term capital gains	$ 18,862,316	$ 92,339,177

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended October 31, 2009, purchases and sales of investment securities (excluding short-term investments) aggregated $258,028,027 and $353,390,259, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

Prior to May 4, 2009, Deutsche Investments Australia Limited ("DIAL"), an affiliate of the Advisor, served as subadvisor for the Fund. The Advisor compensated DIAL out of the management fee it received from the Fund.

The Fund's board had approved the termination of DIAL as the Fund's subadvisor, and had approved an interim sub-advisory agreement between DIMA and its affiliate, Deutsche Asset Management International GmbH ("DeAMi"), effective May 4, 2009. The interim agreement remained in effect through July 31, 2009. Effective July 31, 2009, the Advisor assumed all day-to -day advisory responsibilities for the fund that were previously delegated to DeAMi pursuant to the interim sub-advisory agreement.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund's average daily net assets	.835%
Over $500 million of such net assets	.785%

Accordingly, for the year ended October 31, 2009, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.833% of the Fund's average daily net assets.

For the period November 1, 2008 through September 30, 2009, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.44%
Class B	2.19%
Class C	2.19%
Class S	1.19%
Institutional Class	1.19%

For the period from October 1, 2009 through September 30, 2010, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:

Class A	1.54%
Class B	2.29%
Class S	1.29%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2009, the Administration Fee was $488,419, of which $49,708 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee they receive from the Fund. For the year ended October 31, 2009, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at October 31, 2009
Class A	$ 242,152	148,186	$ 47,339
Class B	52,807	35,765	10,986
Class C	80,465	48,243	22,928
Class S	264,377	102,716	70,809
	$ 639,801	$ 334,910	$ 152,062

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2009, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2009
Class B	$ 215,439	$ 19,701
Class C	489,803	45,824
	$ 705,242	$ 65,525

In addition DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2009, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2009	Annual Effective Rate
Class A	$ 329,558	$ 58,135.24%
Class B	70,954	10,658.25%
Class C	162,258	21,802.25%
	$ 562,770	$ 90,595

Underwriting and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2009, aggregated $37,157.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2009, the CDSC for Class B and C shares aggregated $61,948 and $17,312, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2009, DIDI received $8,855 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2009, the amount charged to the Fund by DIMA included in the Consolidated Statement of Operations under "reports to shareholders" aggregated $29,072, of which $7,775 is unpaid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in affiliated funds managed by the Advisor. Affiliated cash management vehicles do not pay the Advisor a management fee. The Fund currently invests in Central Cash Management Fund. Prior to October 2, 2009, the Fund invested in Cash Management QP Trust ("QP Trust"). Effective October 2, 2009, QP Trust merged into Central Cash Management Fund. Central Cash Management Fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital.

D. Investing in Emerging Markets and Gold and Precious Metals Securities

Investing in gold bullion and gold and precious metal stocks may involve special risks and considerations, including volatility of gold and precious metal prices, not typically associated with investing in a wider diversification of industries. Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2009		Year Ended October 31, 2008
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	2,887,819	$ 42,676,591	4,195,265	$ 87,938,042
Class B	287,701	4,073,850	467,387	9,890,301
Class C	839,210	11,755,121	1,150,042	23,638,889
Class S	4,351,633	65,803,027	5,970,915	130,165,546
Institutional Class	939,157	13,022,541	1,730,115*	37,991,140*
		$ 137,331,130		$ 289,623,918
Shares issued to shareholders in reinvestment of distributions
Class A	373,829	$ 4,728,956	1,635,271	$ 33,523,049
Class B	78,922	981,786	368,260	7,483,046
Class C	179,313	2,227,074	752,981	15,270,458
Class S	650,855	8,252,829	2,794,418	57,261,846
Institutional Class	66,637	846,290	—	—
		$ 17,036,935		$ 113,538,399
Shares redeemed
Class A	(4,721,104)	$ (68,662,568)	(4,885,210)	$ (95,828,974)
Class B	(750,477)	(11,245,959)	(917,292)	(18,704,974)
Class C	(1,762,442)	(25,424,884)	(1,813,934)	(36,721,931)
Class S	(5,515,609)	(83,393,025)	(7,299,616)	(147,278,418)
Institutional Class	(1,107,711)	(14,658,699)	(133,994)*	(2,558,276)*
		$ (203,385,135)		$ (301,092,573)
Redemption fees		$ 25,807		$ 82,501
Net increase (decrease)
Class A	(1,459,456)	$ (21,249,808)	945,326	$ 25,666,634
Class B	(383,854)	(6,187,266)	(81,645)	(1,327,281)
Class C	(743,919)	(11,441,968)	89,089	2,198,771
Class S	(513,121)	(9,322,353)	1,465,717	40,181,257
Institutional Class	(101,917)	(789,868)	1,596,121*	35,432,864*
		$ (48,991,263)		$ 102,152,245

* For the period from March 3, 2008 (commencement of operations of Institutional Class shares) to October 31, 2008.

G. Payments by Affiliates

During the year ended October 31, 2009, the Advisor reimbursed the Fund $16,482 for losses incurred on trades executed incorrectly. The amount of the losses were less than 0.01% of the Fund's average daily net assets, thus having no impact on the Fund's total return.

H. Review for Subsequent Events

Management has reviewed the events and transactions from November 1, 2009 through December 21, 2009, the date the financial statements were available to be issued for subsequent events, and has determined that there were no material events that would require disclosure in the Fund's financial statements through this date.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of DWS Mutual Funds, Inc. and the Shareholders of DWS Gold & Precious Metals Fund:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated investment portfolio, and the related consolidated statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Gold & Precious Metals Fund (the "Fund") and its subsidiary at October 31, 2009, and the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian, provide a reasonable basis for our opinion.

Boston, Massachusetts December 21, 2009	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The fund paid distributions of $0.57 per share from net long-term capital gains during its year ended October 31, 2009, of which 100% represents 15% rate gains.

For federal income tax purposes, the Fund designates $3,120,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

The Board of Directors, including the Independent Directors, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2009.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2009, all but one of the Fund's Directors were independent of DWS and its affiliates.

• The Directors meet frequently to discuss fund matters. Each year, the Directors dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Directors regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Directors were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Directors as a group. The Independent Directors reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for each of the one-, three- and five-year periods ended December 31, 2008, the Fund's performance (Class A shares) was in the 4th quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one- and three-year periods ended December 31, 2008 and has underperformed its benchmark in the five-year period ended December 31, 2008. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DWS the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized that DWS has made significant changes in the Fund's management structure, including the introduction of a new portfolio management team in May 2009.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2008). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper expense universe. The Board concluded that the comparative Lipper operating expense data was of limited utility, as it likely significantly understated the current expense ratios of many peer funds due to the substantial declines in net assets as a result of market losses and net redemptions that many funds experienced between mid-September 2008 and March 2009 and that were not reflected in the data.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds managed by the same portfolio management teams but offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

The Board noted that, in connection with the 2008 contract renewal process, DWS agreed to reduce the Fund's contractual management fee effective October 1, 2008. The Board also noted that the expense limitations agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Directors) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and their counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 9, 2009, As Revised November 20, 2009

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2009, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007 and 2008.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and serve in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 124 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Corporation as of October 31, 2009. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009[2] Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, executive committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	125
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	125
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); Public Radio International; PRX, The Public Radio Exchange; The PBS Foundation. Former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	125
Dawn-Marie Driscoll (1946) Board Member since 1987

President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)

		125
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	125
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	125
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	125
William McClayton (1944) Board Member since 2004	Managing Director, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	125
Rebecca W. Rimel (1951) Board Member since 1995

President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization); Director, CardioNet, Inc.[3] (2009-present) (health care). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[3] (January 2007-June 2007)

		125
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-September 2003)	125
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Business Leadership Council, Wellesley College. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	125
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	128
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[4] (1958) Board Member since 2006

Managing Director[5], Deutsche Asset Management; Vice Chairman[5] of Deutsche Asset Management and Member of the Management Board of DWS Investments, responsible for Global Relationship Management; formerly: Head of Deutsche Asset Management Americas (2005-2009); CEO of DWS Investments (2005-2009); board member of DWS Investments, Germany (1999-2005); Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)

125
Officers[6]
Name, Year of Birth, Position with the Fund and Length of Time Served[7]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[8] (1965) President, 2006-present

Managing Director[5], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[9] (1962) Vice President and Secretary, 1999-present	Director[5], Deutsche Asset Management
Paul H. Schubert[8] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson[9] (1962) Assistant Secretary, 1997-present	Managing Director[5], Deutsche Asset Management
Rita Rubin[10] (1970) Assistant Secretary, 2009-present

Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007); Attorney, Shearman & Sterling LLP (2004); Director and Associate General Counsel, UBS Global Asset Management (US) Inc. (2001-2004)

Paul Antosca[9] (1957) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[9] (1967) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally[9] (1966) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management
Jason Vazquez[10] (1972) Anti-Money Laundering Compliance Officer, 2007-present

Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[10] (1962) Chief Compliance Officer, 2006-present	Managing Director[5], Deutsche Asset Management
J. Christopher Jackson[10] (1951) Chief Legal Officer, 2006-present

Director[5], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 Mr. Freeman assumed the Chairperson role as of January 1, 2009. Prior to that Ms. Driscoll served as Chairperson of certain DWS funds since 2004.

3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

4 Effective November 18, 2009, Mr. Schwarzer resigned from the Board. The mailing address of Mr. Schwarzer is DWS Investment GmbH, Mainzer Landstr. 178-190, Floor 5C, 60327 Frankfurt am Main, Germany. Mr. Schwarzer was an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer received no compensation from the fund.

5 Executive title, not a board directorship.

6 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

7 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

8 Address: 345 Park Avenue, New York, New York 10154.

9 Address: One Beacon Street, Boston, MA 02108.

10 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SGDAX	SGDBX	SDGCX	SCGDX	SCGIX
CUSIP Number	23337E 105	23337E 204	23337E 303	23337E 501	23337E 600
Fund Number	419	619	719	2019	1419

ITEM 2.	CODE OF ETHICS

As of the end of the period, October 31, 2009, DWS Gold & Precious Metals Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” (as such term has been defined by the Regulations) serving on the Funds’ audit committee including Mr. William McClayton, the chair of the Funds’ audit committee. The SEC has stated that an audit committee financial expert is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS GOLD AND PRECIOUS METALS FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2009	$88,785	$0	$0	$0
2008	$88,526	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2009	$2,000	$0	$0
2008	$0	$19,000	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures and the above “Tax Fees” were billed in connection with tax compliance and tax planning.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2009	$0	$0	$0	$0
2008	$0	$19,000	$600,000	$619,000

All other engagement fees were billed for services provided by PWC for services related to consulting on an IT project.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

PwC advised the Fund's Audit Committee that PwC has identified two matters that it determined to be inconsistent with the SEC's auditor independence rules. In the first instance, an employee of PwC had power of attorney over an account which included DWS funds. The employee did not perform any audit services for the DWS Funds, but did work on a non audit project for Deutsche Bank AG. In the second instance, an employee of PwC served as a nominee shareholder (effectively equivalent to a Trustee) of various companies/trusts since 2001. Some of these companies held shares of Aberdeen, a sub advisor to certain DWS Funds, and of certain funds sponsored by subsidiaries of Deutsche Bank AG. The trustee relationship has ceased. PwC informed the Audit Committee that these matters could have constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. PwC advised the Audit Committee that PwC believes its independence had not been impacted as it related to the audits of the Fund. In reaching this conclusion, PwC noted that during the time of its audit, the engagement team was not aware of the investment and that PwC does not believe these situations affected PwC's ability to act objectively and impartially and to issue a report on financial statements as the funds' independent auditor.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)         There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Gold & Precious Metals Fund, a series of DWS Mutual Funds, Inc.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	December 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Gold & Precious Metals Fund, a series of DWS Mutual Funds, Inc.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	December 30, 2009

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	December 30, 2009